UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On July 12, 2024, Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) held its annual meeting of stockholders, virtually via webcast. At the annual meeting, the Company’s stockholders voted in person or by proxy on the following proposals;
(1) To elect five directors to hold office for one-year terms expiring in 2025,
(2) To ratify the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
(3) To approve three proposals to amend the Company's charter:
A.Eliminate certain provisions of the charter that had previously been required by state securities administrators in connection with the Company’s initial public offering or that relate to such required provisions.
B.Add language to specify that the charter provision regarding the requirements of tender offers will only apply until the Company lists its shares on a national securities exchange.
C.Add a provision that enables the Company to declare and pay a dividend of one class of its stock to the holders of shares of another class of stock.
(4) To permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals to amend the charter if there are not sufficient votes for the proposals.

Proposal No. 1: Election of Directors
All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Keith D. Hall	37,788,015	2,048,837	18,745,889
Peter McMillan III	37,614,093	2,167,963	18,745,889
William M. Petak	37,704,348	2,162,364	18,745,889
Laurent Degryse	37,711,776	2,126,173	18,745,889
Kenneth G. Yee	37,726,623	2,163,898	18,745,889
The voting was closed on Proposal No. 1.

Proposal No. 2: The ratification of the appointment of E&Y
The appointment of E&Y was ratified. The results of the vote on the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2024 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	62,305,478	820,859	1,181,604	N/A
The voting was closed on Proposal No. 2.

Proposal No. 3: Approval of amendments to the Company's charter
Each of Proposal Nos. 3.A, 3.B and 3.C to amend the Company’s charter requires the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass these proposals had not been received at the time of the annual meeting. In accordance with the approval of Proposal 4, the Company adjourned the annual meeting with respect to Proposal Nos. 3.A, 3.B and 3.C in order to solicit additional proxies until August 21, 2024 at 9:00 a.m. Pacific daylight time. The meeting will be held as a “virtual meeting” via live webcast.

Proposal No. 4: Approval for the chairman to adjourn the annual meeting
The proposal to permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals to amend the Company’s charter if there are not sufficient votes for the proposals was passed. The results of the vote were as follows:

1

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Permission to Adjourn Meeting	40,259,941	3,235,343	2,066,768	N/A
The voting was closed on Proposal No. 4.

ITEM 8.01 OTHER EVENTS
Suspension of Share Redemption Program
On July 16, 2024, the Company’s board of directors indefinitely suspended the Company’s share redemption program effective July 30, 2024. As a result, the Company will not process any redemptions after such date, including special redemptions sought upon a stockholder's death, qualifying disability or determination of incompetence (as defined in the share redemption program). All redemption requests that have been received will be canceled and no redemption requests will be processed on the July 31, 2024 special redemption date. Further, no redemptions will be accepted or collected during the suspension of the share redemption program. The board of directors has suspended the program because of uncertainty regarding the current value of the Company’s shares and liquidity position. The Company’s board of directors may reinstate the program, although there is no assurance as to if or when this will happen.
Mini-Tender Response
On July 16, 2024, the Company determined to not make any recommendation and to remain neutral as to whether stockholders should tender shares in the offer made by West 4 Capital, Limited Partnership for up to 600,000 shares of the Company’s common stock, which is approximately 0.6% of the outstanding shares. The Company’s response to the mini-tender offer is attached to this Form 8-K as Exhibit 99.1.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
Stockholders may have to hold their shares an indefinite period of time. The Company is unable to predict when or if it will be in a position to redeem shares of its stock. The Company can provide no assurance that it will be able to provide additional liquidity to stockholders.
These statements also depend on other risks identified in Part I, Item 1A of the Company’s Annual Report and in Part II, Item 1A of the Company’s Quarterly Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Ex.	Description
99.1	Pacific Oak Strategic Opportunity REIT, Inc. Response to Mini-Tender Offer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: July 16, 2024	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary